CIGNA INVESTMENT
                                SECURITIES, INC.
------------------------------------------------
                                    Annual Report
                                December 31, 2001

[CIGNA LOGO]

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                                                                               1

Dear Shareholders:

Our report for CIGNA Investment Securities, Inc. (the "Fund") covering the year ended December 31, 2001, follows.

Management's Discussion and Analysis

The first quarter started with very strong fixed income performance. The leading sectors for the period were domestic high yield bonds, followed by investment-grade corporate bonds and asset-backed securities. The total return of the Lehman Brothers High Yield Bond Index was 6.36%, while the Lehman Brothers U.S. Credit Index returned 4.27% for the period.

Factors which led to the strong first quarter bond market performance included: aggressive monetary easing by the Federal Reserve (Fed) of 150 basis points, a steeper U.S. Treasury yield curve, increased trading volume, and some reversal of market risk aversion.

The Fund's return for the first quarter of 3.20% exceeded the Lehman Brothers Aggregate Bond Index (the "Benchmark") return of 3.03% by 17 basis points. This outperformance is attributed to the Fund's approximately 5% increase in exposure to corporate bonds.

During the second quarter, all the financial markets were marked by increased volatility, highlighted by the Fed's three additional interest rate cuts and the tightening of fixed income credit spreads early in the quarter, which subsequently widened again in June, especially in the lower credit quality sectors. Corporate bonds, as measured by the Lehman Brothers Corporate Bond Index, produced a return of 1.12% for the quarter. According to Lehman Brothers, the first half of 2001 ranked as the best "annual" excess return period since tracking began in 1989, surpassing the 1991 record.

The Fund outperformed its Benchmark for the second quarter by 21 basis points, as it posted a net total return of 0.77%, versus the 0.56% return of the Benchmark. The majority of the Fund's positive performance was attributed to our approximate 20% overweight position in the corporate bond sector.

During the third quarter, weakening business conditions, the further decline in corporate profits, and the enormous uncertainties surrounding the unprecedented events of September 11 caused investors to become highly risk averse. As expected, investors fled from all risk assets and, in a classic "flight to quality," stampeded into money market funds and short- and intermediate-term U.S. Treasury securities.

Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted an absolute return of 3.83% and a negative excess return of approximately 1.84% for the third quarter, underperforming all other major investment-grade fixed income classes on an absolute and duration-adjusted basis. According to Lehman Brothers, September was the second worst month of negative excess returns since records of this type were first tracked.

High yield bonds, after a stellar performance in July and August when the Lehman Brothers High Yield Bond Index gained 1.47% and 1.18%, respectively, declined a whopping 6.72% in September. This sudden reversal brought third quarter performance to -4.23%, one of the largest declines on record.

The Fund underperformed its Benchmark for the third quarter by 226 basis points, as it posted a net total return of 2.35%, versus a 4.61% return for the Benchmark.

The main drivers of the Fund's underperformance were an underweight position in U.S. Treasury and Agency securities and an overweight in investment-grade corporate bonds and high yield bonds.

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                                                                               2

In a volatile fourth quarter environment, the Fund's net return of 1.29% exceeded the Benchmark return of 0.05% by 124 basis points.

The main drivers of this strong fourth quarter performance were our overweights in spread product, primarily corporate and high yield bonds, as these sectors rebounded sharply since September.

During the fourth quarter, we modestly reduced our exposure to corporate bonds, as certain issues performed better and sooner than expected. However, we still maintained a significant overweight. We also continued our strategy of altering our overall sector and credit distribution. While we have been relatively defensive for quite some time, we felt it was appropriate to slightly increase our spread return potential by increasing exposure to BBB rated securities and reducing our exposure to higher quality corporates.

Our allocation to high yield has remained relatively low from a historical perspective, and we continue to maintain individual security weights of less than 0.50%. During the quarter, we also maintained our exposure to a high yield total return swap. In November, as high yield spreads tightened dramatically, this strategy contributed to the Fund's overall performance, while dampening individual high yield security risk.

Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a 10.40% total return for 2001 and positive excess return over duration-matched U.S. Treasuries of 2.54%, outperforming all other major investment-grade fixed income asset classes on an absolute and duration-adjusted basis. While the high yield market was marked by periods of extreme volatility, the Lehman Brothers High Yield Bond Index ended the year with a 5.28% return, its strongest performance since 1997. The mortgage market, as measured by the Salomon Smith Barney Mortgage Securities Index, returned 8.20% for the year.

Performance

Returns for the year ended December 31, 2001, were:


Fund (based on its net assets)             7.81%
Lehman Brothers Aggregate Bond Index       8.44%

The Fund's return for the year, based on the market value of its shares traded on the New York Stock Exchange, was 10.10%.

Outlook

After an entire year of economic weakness, recessionary forces finally appear to be dissipating, and the necessary ingredients are falling into place to support a sustained economic recovery over the next 12 to 18 months.

While we continue to have a significant overweight allocation to corporate bonds, we remain extremely prudent in our security and sector selection. As the Fed's monetary easing and anticipated fiscal policy stimulus take hold, we will move ahead with our rotation into less defensive sectors.

Our outlook for the MBS sector is sanguine. Notwithstanding the refinancing wave, we believe that much of the refinancing fear is already "priced into" the market and that attractive opportunity exists. Nevertheless, we continue to select premium securities carefully, including some with prepayment penalties.

The outlook for high yield remains mixed. Returns will be volatile, as low dollar price securities have large fluctuations. The high yield market appears to be subdivided into two juxtaposed categories: higher quality BB bonds and defaults. The higher quality sector is overpriced, as investors have fled the collapsing credits in search of relative

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                                                                               3

safety within below-investment-grade. Our high yield overweight in 2002 will be moderate and relatively light for a year that is emerging from recession.

We maintain a cautiously optimistic stance for emerging markets, as we monitor worldwide and local events and look to exploit opportunities in the asset class.

Sincerely,


/s/ Richard H. Forde


Richard H. Forde
Chairman of the Board and President
CIGNA Investment Securities, Inc.


--------------------------------------------------------------------------------

[THE FOLLOWING TABLULAR MATERIAL WAS REPRESENTED IN PRINTED MATERIAL AS A LINE CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
12/31/91 - 12/31/01

AVERAGE ANNUAL RETURNS

                   1 Year      3 Year      5 Year      10 Year
Market Value       10.10%       6.06%       8.17%       7.27%
Net Asset Value     7.81%       5.07%       6.30%       6.98%

             Fund - Total return         Lehman Brothers
            based on market value        Aggregate Bond
              of common shares                Index
12/91               10000                     10000
12/92               10539                     10740
12/93               12036                     11787
12/94               11033                     11443
12/95               13578                     13558
12/96               13616                     14050
12/97               15805                     15406
12/98               16905                     16745
12/99               14976                     16607
12/00               18320                     18538
12/01               20169                     20103


CIGNA Investment Securities Inc. (the "Fund") performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "IIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of Lehman Brothers Aggregate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

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CIGNA Investment Securities, Inc. Investments in Securities                    4
December 31, 2001


                                                        Principal          Value
                                                            (000)           (000)
--------------------------------------------------------------------------------
LONG-TERM BONDS - 89.8%
Building and Construction - 0.3%
Case Corporation, 7.25%, 2016                          $      210       $    164
KB HOME, 8.63%, 2008                                          130            131
                                                                        --------
                                                                             295
                                                                        --------
Consumer and Retail - 1.6%
Budget Group, Inc., 9.13%, 2006                               660            158
Felcor Lodging LP, 8.50%, 2011                                 80             77
Hilfiger (Tommy) USA, Inc., 6.85%, 2008                        80             74
Kroger Company, 7.50%, 2031                                   320            333
Levi Strauss & Co., 6.80%, 2003                               240            211
Remington Products Co. LLC, 11.00%, 2006                      170            130
VFB LLC, 10.25%, 2009 (a)                                   2,010            422
                                                                        --------
                                                                           1,405
                                                                        --------
Entertainment and Communications - 11.4%
Adelphia Communications Co., 10.88%, 2010                      80             81
AOL Time Warner, Inc., 7.63%, 2031                            180            191
AT&T Canada, Inc., 7.65%, 2006                                660            431
AT&T Corp.,
   7.30%, 2011 (144A security acquired Nov. 2001
   for $518) (b)                                              520            534
   8.00%, 2031 (144A security acquired Nov. 2001
   for $307) (b)                                              310            324
British Telecommunications PLC, 8.63%
   (coupon change based on rating), 2030                      750            861
Charter Communications Holdings LLC,
   10.75%, 2009                                               340            355
Citizens Communications Company, 9.25%, 2011                  275            304
Clear Channel Communication, 7.88%, 2005                      435            455
Conseco, Inc.,
   6.40%, 2003                                                100             54
   8.75%, 2004                                                 70             32
ITT Corp., 7.40%, 2025                                        470            449
Jones Intercable, Inc., 7.63%, 2008                           195            206
Koninklijke KPN, NV, 8.00%, 2010                               90             91
Lenfest Communications, Inc., 8.25%, 2008                     810            854
Spectrasite Holdings, Inc., Step Coupon
   (0% to 3/15/05), 2010                                      150             35

Entertainment and Communications (continued)
Tele Communications, Inc.,
   9.80%, 2012                                         $      530       $    637
   7.88%, 2013                                                310            329
Telewest Communications PLC,
   Step Coupon (0% to 4/15/04), 2009                          140             62
   Step Coupon (0% to 2/01/05), 2010                          175             67
Time Warner, Inc.,
   8.18%, 2007                                                130            145
   9.13%, 2013                                                750            888
Verizon Wireless, LLC, 5.38%, 2006, (144A security
   acquired Dec. 2001 for $408) (b)                           410            408
Voicestream Wireless Corp., Step Coupon
   (0% to 11/15/04), 2009                                     592            515
Winstar Communications, Inc., Step Coupon
   (0% to 4/15/05), 2010 (a)                                1,225              2
   12.75%, 2010 (a)                                           340              1
Worldcom, Inc.,
   7.50%, 2011                                                430            440
   8.25%, 2031                                              1,140          1,202
                                                                        --------
                                                                           9,953
                                                                        --------
Financial - 12.1%
American General Capital Corp., 8.13%, 2046 (144A
   security acquired Jan. 2001 for $444) (b)                  450            502
Amvescap PLC, 5.90%, 2007 (144A security
   acquired Dec. 2001 for $350) (b)                           350            348
Bank of America Corp., 7.80%, 2010                            225            246
Citigroup, Inc.,
   5.75%, 2006                                                320            328
   7.25%, 2010                                                 45             48
Finova Group, Inc., 7.50%, 2009                               260            109
Ford Motor Credit Co.,
   6.88%, 2006                                              2,375          2,374
   7.38%, 2009                                                400            395
General Motors Acceptance Corp., 6.13%, 2006                  570            564
Global Crossing Holdings Limited, 8.70%, 2007 (a)             345             29
Goldman Sachs Group, Inc., 6.88%, 2011                        435            448
Household Finance Corp., 6.38%, 2011                          530            513

The Notes to Financial Statements are an integral part of these statements.

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CIGNA Investment Securities, Inc. Investments in Securities                    5
December 31, 2001 (Continued)

                                                        Principal          Value
                                                            (000)          (000)
--------------------------------------------------------------------------------
Financial (continued)
Korea Development Bank, 7.63%, 2002 (144A
   security acquired Sept. 1999 for $468) (b)          $      470       $    487
Morgan Stanley Group, Inc., 6.75%, 2011                       650            665
Middletown Trust, 11.75%, 2010                                848            852
Old Kent Bank, Step Coupon
   (7.75%, to 8/10/05), 2010                                  380            407
Pemex Project Funding Master Trust, 9.13%, 2010               385            406
Royal Bank of Scotland Group PLC, Step Coupon
   (7.65%, to 9/30/31), 2049                                  420            425
Standard Chartered Bank, 8.00%, 2031 (144A
   security acquired Dec. 2001 for $292) (b)                  280            285
TPSA Financial BV, 7.75%, 2008 (144A security
   acquired May 2001 for $512) (b)                            520            516
Union Planters Corp., 6.75%, 2005                             250            258
Zions Bancorp., Step Coupon (6.50%,
   10/15/2006), 2011 (144A security acquired
   Nov. 2001 for $353) (b)                                    350            343
                                                                        --------
                                                                          10,548
                                                                        --------
Foreign Government - 3.6%
Argentina (Republic of), 6.00%, 2023                          270            118
Bulgaria (National Republic), 4.56%, 2024 (c)                 300            258
Columbia (Republic of), 10.00%, 2012                          230            227
Peru (Republic of), Step Coupon (4.50% to 2003), 2017         280            218
Philippines (Republic of), 10.63%, 2025                       240            235
Quebec (Province of Canada),
   5.50%, 2006                                                475            484
   7.50%, 2023                                                705            779
Russian Federation,
   Step Coupon (5.00% to 3/31/07), 2030                     1,090            632
United Mexican States, 9.88%, 2010                            180            200
                                                                        --------
                                                                           3,151
                                                                        --------
Industrial - 4.8%
BAE Systems Holdings, 6.40%, 2011 (144A security
   acquired Dec. 2001 for $681) (b)                           685            678
Georgia Pacific Corp.,
   7.38%, 2025                                                295            239
   8.88%, 2031                                                200            198

Industrial (continued)
International Wire Group, 11.75%, 2005                 $      150       $    125
Kaiser Aluminum & Chemical Corp., 12.75%, 2003 (a)            350            255
Lockheed Martin Corp., 8.20%, 2009                          1,320          1,486
Lukens, Inc., 7.63%, 2004 (a)                                 260             16
Phelps Dodge Corp., 8.75%, 2011                               110            106
Systems 2001 Asset Trust LLC, 7.16%, 2011 (144A
   security acquired June 2001 for $199) (b)                  199            200
TFM SA DE CV, Step Coupon (0% to 6/15/02), 2009               525            462
USEC, Inc., 6.63%, 2006                                       180            168
USX Marathon Group, 8.13%, 2023                               255            275
                                                                        --------
                                                                           4,208
                                                                        --------
Oil & Gas - 3.0%
Coastal Corp., 7.50%, 2006                                    420            433
Conoco Funding Co., 6.35%, 2011                               660            669
Occidental Petroleum Corp.,
   7.65%, 2006                                                480            516
   9.25%, 2019                                                370            431
Williams Companies, Inc., 7.88%, 2021                         575            584
                                                                        --------
                                                                           2,633
                                                                        --------
Services - 0.3%
Laidlaw, Inc., 7.88%, 2005 (a)                                490            261
                                                                        --------
Structured Securities - 5.1%
American Express Credit, Ser. 1999-1A, 5.60%, 2006            900            935
Beaver Valley II Funding Corp., 8.63%, 2007                   820            873
Comm 1999-1, A1, 6.15%, 2008                                    8              8
IMC Home Equity Loan, 6.65%, 2029                             779            810
Qwest Capital Funding, Inc.,
   7.00%, 2009 (144A security acquired Aug. 2001
   for $1,347) (b)                                          1,355          1,302
Residential Funding Mortgage, Ser. 1996, 7.75%, 2026          533            537
                                                                        --------
                                                                           4,465
                                                                        --------
Transportation - 3.9%
American Airlines, 6.82%, 2011 (144A security
   acquired May 2001 for $540) (b)                            540            495
Burlington Northern Santa Fe, 8.13%, 2020                     330            368

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc. Investments in Securities                    6
December 31, 2001 (Continued)

                                                        Principal          Value
                                                            (000)          (000)
--------------------------------------------------------------------------------
Transportation (continued)
Delta Air Lines, Inc.,
   9.45%, 2006                                            $   776       $    775
   10.14%, 2012 (144A security acquired
      July 2000 for $1,112) (b)                             1,000            858
Norfolk Southern Corp., 7.70%, 2017                           300            327
Union Pacific Corp.,
   7.60%, 2005                                                285            307
   5.75%, 2007                                                290            285
                                                                        --------
                                                                           3,415
                                                                        --------
Utilities - 3.4%
AES Drax Energy Ltd., 11.50%, 2010                            150            101
Detroit Edison Co., 6.13%, 2010                               240            235
First Energy Corp.,
   5.50%, 2006                                                845            833
   7.38%, 2031                                                160            156
Korea Electric Power Corp., 6.38%, 2003                       400            417
Niagara Mohawk Power Co.,
   7.38%, 2003                                                150            156
   7.63%, 2005                                                378            403
Pacific Gas & Electric, 10.38%, 2011 (144A security
   acquired May 2001 for $188) (b)                            190            200
Progress Energy, Inc., 7.10%, 2011                            460            477
                                                                        --------
                                                                           2,978
                                                                        --------
U.S. Government & Agencies - 40.3%
Freddie Mac,
   5.50%, 2015                                                625            612
   6.75%, 2031                                                520            551
   TBA's (e)
   5.50%, 2016                                              1,925          1,895
   6.00%, 2016                                              2,100          2,109
   6.50%, 2016                                              1,425          1,454
   5.50%, 2031                                                550            519
Fannie Mae,
   5.50%, 2014                                                575            558
   8.00%, 2030                                              2,392          2,512
   7.00%, 2031                                              1,880          1,915
   8.00%, 2031                                                698            734

U.S. Government & Agencies (continued)
   TBA's (e)
   6.00%, 2016                                         $    1,725       $  1,729
   7.00%, 2016                                              1,000          1,034
   6.00%, 2031                                              2,375          2,322
   6.50%, 2031                                              7,365          7,365
   7.00%, 2031                                              6,150          6,265
   7.50%, 2031                                              2,400          2,477
U.S. Treasury Notes,
   6.25%, 2003                                                165            172
   5.50%, 2008                                                170            177
   6.00%, 2009                                                800            852
                                                                        --------
                                                                          35,252
                                                                        --------
Total Long-Term Bonds
   (Cost - $80,107)                                                       78,564
                                                                        --------
                                                        Number of
                                                           Shares
                                                         --------
PREFERRED STOCK - 2.1%
Entertainment and Communications - 0.7%
Centaur Funding Corp., 9.08% (144A security
   acquired Jan. 2001 for $523) (b)                       500,000            554
CSC Holdings, Inc., 11.13%                                  1,000            106
                                                                        --------
                                                                             660
                                                                        --------
Financial - 1.4%
Golden State Bancorp, 9.13%                                14,075            352
Citigroup, Inc., 5.86%
   (depository shares = 1/5 of preferred share)            16,000            739
IBJ Preferred Capital Co. LLC, Step Coupon (8.79%
   to 6/30/08) (144A security acquired Nov. 2001
   for $97) (b)                                           130,000             97
                                                                        --------
                                                                           1,188
                                                                        --------
Total Preferred Stock
   (Cost - $1,796)                                                         1,848
                                                                        --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc. Investments in Securities                    7
December 31, 2001 (Continued)

                                                        Principal          Value
                                                            (000)          (000)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 39.3%
Commercial Paper - 39.2%
Freddie Mac, 1.68%, 01/08/2002                            $18,509       $ 18,503
Fannie Mae, 1.80%, 01/04/2002                              13,005         13,003
General Electric Cap. Corp., 1.73%, 01/02/2002              2,802          2,802
                                                                        --------
                                                                          34,308
                                                                        --------
U.S. Government - 0.1%
U.S. Treasury Bill, 3.35%, 01/31/2002 (d)                     100            100
                                                                        --------
Total Short-Term Obligations
 (Cost - $34,408)                                                         34,408
                                                                        --------
TOTAL INVESTMENTS IN SECURITIES - 131.2%
 (Total Cost - $116,311) (g)                                             114,820
Liabilities in excess of other assets - (31.2%)                          (27,321)
                                                                        --------
NET ASSETS - 100.0%                                                      $87,499
                                                                        ========

NOTES TO INVESTMENTS IN SECURITIES
(a) Indicates defaulted security.
(b) Indicates restricted security; the aggregate value of restricted securities is $8,130,930 (aggregate cost $8,338,833), which is approximately 9.3% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
(c) Variable rate security. Rate is as of December 31, 2001.
(d) Pledged as collateral for financial futures contracts. At December 31, 2001, the Fund was long 25, 2-year U.S. Treasury Notes and 25, 30-year U.S. Treasury Bond futures contracts, and was short 8, 5-year and 56, 10-year U.S. Treasury Note futures contracts, all expiring in March 2002. Net unrealized gains amounted to $98,453. Underlying face values of the long and short positions were $7,781,641 and ($6,851,703), respectively, and underlying market values were $7,762,891 and ($6,734,500), respectively.
(e) TBA (to be announced) refers to securities that are bought and sold for future settlement. Approximately $27,168,934 has been segregated to cover obligations arising under TBA purchases.
(f) A summary of outstanding forward currency contracts, as of December 31, 2001, is as follows:

                                                                      Net
                                                                  Unrealized
  Settlement      Forward        Foreign         Contract        Appreciation
     Date         Contract       Currency         Value         (Depreciation)
--------------------------------------------------------------------------------
  Sells
  01/31/02        EURO          3,430,000       $3,058,973         $ (9,633)
  Buys
  01/31/02        EURO          1,480,000       $1,347,046         $ 31,296


Tax Information
(g) At December 31, 2001, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $116,625,512, was as follows:

    Aggregate gross unrealized appreciation for all investments in
    which there was an excess of value over tax cost                 $ 1,174,851
    Aggregate gross unrealized depreciation for all investments in
    which there was an excess of tax cost over value                  (2,980,263)
                                                                     -----------
Unrealized appreciation - net                                        $(1,805,412)
                                                                     ===========

(h) As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

    Undistributed ordinary income                                    $   266,410
    Capital loss carryforward:
     expiring 2008                                                   $    74,102

Quality Ratings* of Long-Term Bonds (Unaudited)
December 31, 2001

                     Value          % of
                     (000)          Value
-------------------------------------------
Aaa/AAA             $37,542          47.8%
Aa/AA                 2,621           3.3
A/A                  11,321          14.4
Baa/BBB              20,289          25.8
Ba/BB                 3,085           3.9
B/B                   2,015           2.6
Below B               1,239           1.6
Not Rated               452           0.6
                    -------         -----
                    $78,564         100.0%
                    =======         =====

*The higher of Moody's or Standard & Poor's Ratings.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc.                                              8

Statement of Assets and Liabilities
December 31, 2001
(In Thousands)

Assets:
Investments at value                                       $114,820
Cash                                                              1
Interest and dividends receivable                               902
Receivable for investments sold                                 525
Investments for Directors' deferred compensation plan           153
Receivable for forward currency contracts                        22
                                                           --------
  Total assets                                              116,423
                                                           --------
Liabilities:
Payable for investments purchased                            28,047
Dividends payable                                               575
Deferred Directors' fees payable                                153
Advisory fees payable                                            32
Swap contracts payable                                           20
Administrative fees payable                                      19
Audit and legal fees payable                                     18
Custodian fees payable                                           17
Shareholder reports payable                                      16
Futures variation margin payable                                  7
Other accrued expenses                                           20
                                                           --------
  Total liabilities                                          28,924
                                                           --------
Net Assets (equivalent to $18.26 per share based on
   4,792,215 shares outstanding; 12,000,000 shares of
   $0.10 par value authorized)                             $ 87,499
                                                           ========
Components of Net Assets:
Paid-in capital                                            $ 89,856
Overdistributed net investment income                          (278)
Accumulated net realized loss                                  (707)
Unrealized depreciation of investments, futures and
   forward contracts                                         (1,372)
                                                           --------
Net Assets                                                 $ 87,499
                                                           ========
Cost of Investments                                        $116,311
                                                           ========


Statement of Operations
For the Year Ended December 31, 2001
(In Thousands)

Investment Income:
Income:
   Interest and swap income                                              $5,519
   Dividend Income                                                          107
                                                                         ------
                                                                          5,626
Expenses:
   Investment advisory fees                                    $463
   Custodian fees                                               109
   Shareholder reports                                           86
   Administrative services fees                                  49
   Auditing and legal fees                                       38
   Transfer agent fees                                           42
   Stock exchange fees                                           25
   State taxes                                                   23
   Directors' fees                                               16
   Other                                                          3
                                                               ----
   Total expenses                                              $854
                                                               ----
Net Investment Income                                                     4,772
                                                                         ------
Realized and Unrealized Gain (Loss) on
   Investments:
   Net realized gain from:
    Forward currency contracts                                              130
    Futures contracts                                                         3
    Investments                                                           4,061
                                                                         ------
                                                                          4,194
                                                                         ------
   Net change in unrealized appreciation (depreciation) of:
    Forward currency contracts                                             (118)
    Futures contracts                                                       137
    Investments                                                          (2,334)
                                                                         ------
                                                                         (2,315)
                                                                         ------
Net Realized and Unrealized Gain on
   Investments                                                            1,879
                                                                         ------
Net Increase in Net Assets Resulting from
   Operations                                                            $6,651
                                                                         ======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc.                                              9

Statements of Changes in Net Assets
(In Thousands)

                                                     For the Year Ended
                                                          December 31,
                                                   ----------------------
                                                     2001           2000
                                                   ----------------------
Operations:
Net investment income                              $ 4,772        $ 5,602
Net realized gain (loss) on investments              4,194         (1,831)
Net unrealized appreciation (depreciation)
   on investments                                   (2,315)         3,537
                                                   -------        -------
Net increase in net assets from operations           6,651          7,308
                                                   -------        -------
Dividends and Distributions:
From net investment income                          (5,941)        (5,749)
                                                   -------        -------
 Total dividends and distributions                  (5,941)        (5,749)
                                                   -------        -------
Net Increase in Net Assets                             710          1,559
Net Assets:
Beginning of period                                 86,789         85,230
                                                   -------        -------
End of period *                                    $87,499        $86,789
                                                   =======        =======
* Includes undistributed (overdistributed)
  net investment income of:                        $  (278)       $   139
                                                   =======        =======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc.                                             10

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                                   For the Year Ended December 31,
                                                  ------------------------------------------------------------------
                                                    2001(c)       2000           1999          1998          1997
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $ 18.11      $ 17.79       $  19.24       $ 19.16       $ 18.75
Income from investment operations
Net investment income (a)                             1.00         1.15           1.18          1.18          1.22
Net realized and unrealized gain (loss) on
 investments                                          0.39         0.37          (1.42)         0.16          0.43
                                                   -------      -------       --------       -------       -------
Total from investment operations                      1.39         1.52          (0.24)         1.34          1.65
                                                   -------      -------       --------       -------       -------
Less dividends and distributions:
Dividends from net investment income                 (1.24)       (1.20)         (1.18)        (1.20)        (1.24)
Distributions from net realized capital gains           --           --          (0.03)        (0.06)           --
                                                   -------      -------       --------       -------       -------
Total dividends and distributions                    (1.24)       (1.20)         (1.21)        (1.26)        (1.24)
                                                   -------      -------       --------       -------       -------
Net asset value, end of period                     $ 18.26      $ 18.11       $  17.79       $ 19.24       $ 19.16
                                                   =======      =======       ========       =======       =======
Market value, end of period                        $ 16.42      $ 16.06       $  14.19       $ 17.31       $ 17.38
                                                   =======      =======       ========       =======       =======
Total Investment Return:
Per share market value                               10.10%       22.33%        (11.41)%        6.95%        16.08%
Per share net asset value (b)                         7.81%        8.92%         (1.23)%        7.22%         9.16%
Ratios to Average Net Assets
Expenses                                              0.97%        0.94%          0.91%         0.92%         0.99%
Net investment income                                 5.39%        6.58%          6.36%         6.14%         6.49%
Portfolio Turnover                                     336%         319%           110%           81%           80%
Net Assets, End of Period (000 omitted)            $87,499      $86,789       $ 85,230       $92,202       $91,825

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc. Notes to Financial Statements               11

1. Significant Accounting Policies. CIGNA Investment Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's objective is to generate income and obtain capital appreciation by investing, under normal market conditions, at least 65% of its total assets in investment-grade debt securities and preferred stocks. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Directors.

B. Delayed Delivery Commitments -- The Fund may enter into commitment agreements, i.e. TBA's, for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Fund does not begin to earn interest on such purchase commitments until settlement date. The Fund may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Fund segregates assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for new investments or to meet redemptions. Delayed delivery commitments may increase the Fund's exposure to market fluctuations and may increase the possibility that the Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Fund records changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

C. Foreign Currency Translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc. Notes to Financial Statements (Continued)   12

Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

D. Forward Currency Transactions -- The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Due to market fluctuations, the Fund segregates assets with a market value equal to the amount of its purchase commitments. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Futures Contracts -- The Fund is authorized to enter into futures contracts. A Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

F. Swap Agreements -- The Fund may enter into swap agreements for investment, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive, e.g., an exchange of floating rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

During 2001, the Fund entered into swap agreements with Bear Stearns for notional amounts of $790,000, $1,460,000 and $750,000. The terms of the agreements require the Fund to pay the LIBOR Rate (which is set monthly) plus 80, 122.5 and 75 basis points, respectively, and receive the monthly total return on the Bear Stearns High Yield Index. The receivable/payable amounts are based on the respective notional amounts. The Fund records the net amount

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc. Notes to Financial Statements (Continued)   13

receivable/payable on a daily basis. The net receivable/payable is settled in cash monthly and recorded as net investment income. The contracts terminate on January 1, 2002, August 1, 2002 and December 1, 2002, respectively.

G. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and now amortizes premium and discount on all debt securities. The cumulative effect of this accounting change was an additional discount of $44,969 as of December 31, 2000. The cumulative effect of this change for the year ended December 31, 2001, was to decrease net investment income by $58,497, decrease net realized gains (losses) on investments by $63,230 and increase net unrealized appreciation (depreciation) by $121,727. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation. There was no impact on the total net assets of the Fund. Prior to the change, the Fund did not amortize premiums or discounts for book purposes, except for original issue discounts, that were accreted over the life of the respective securities.

H. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

At December 31, 2001, the Fund had a post October currency loss of $14,341. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

I. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed quarterly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment of foreign securities, capital loss carryforwards, deferred losses due to wash sales, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2001, the Fund increased undistributed (overdistributed) net investment income by $707,020 and decreased accumulated net realized gain (loss) by the same amount.

2. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.40% thereafter. TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc. Notes to Financial Statements (Continued)   14

For administrative services, the fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2001, the Fund paid an accrued $49,222.

3. Directors' Fees. Directors' fees represent remuneration incurred for directors who are not employees of CIGNA Corporation or any of its affiliates. Directors may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. Purchases and Sales of Securities.
Purchases and sales of securities for the year ended December 31, 2001, were as follows (excluding short-term obligations):

                                     Cost of         Proceeds From
                                   Securities         Securities
                                    Purchased            Sold
                                  -------------      -------------
Bonds                             $ 133,170,566      $ 132,612,282
U.S. Government Obligations         151,668,697        153,716,807
                                  -------------      -------------
                                  $ 284,839,263      $ 286,329,089
                                  =============      =============

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc.                                             15


Report of Independent Accountants

To the Board of Directors and Shareholders of CIGNA Investment Securities, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Investment Securities, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2002

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc.                                             16

2001 Tax Information (Unaudited)

During 2001, the Fund declared ordinary income dividends of $1.24 per share. The dividends included $0.12, which was declared in December 2001. This dividend complied with a provision in the Internal Revenue Code which requires the Fund to satisfy certain distribution requirements for a calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. Please note that the December 2001 distribution is still considered 2001 taxable income, even though received in January 2002. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service.

Approximately 5% of income for the year was derived from U.S. Government Treasury obligations, and 22% from U.S. Government Agency obligations.

Automatic Dividend and Distribution Investment Plan

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash, paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth on the following page.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value, as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc.                                             17

those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan including requests for additional information or an application brochure or general inquiries about your account, should be directed to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc.                                             18
(Unaudited)

Directors and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Directors. Each Director's term of office will be until the next annual meeting of shareholders or until the election of the Director's successor.


                                                                                  Number of
Name,         Position         Length                                             Portfolios in   Other
Address*      Held with        of Time      Principal Occupation(s) During        Fund Complex    Directorships
and Age       Fund             Served       Past 5 Years                          Overseen        Held by Director
----------------------------------------------------------------------------------------------------------------------
Independent Directors

Russell H.    Director         Director     Vice President (Investor Relations,   14              --
Jones                          since 1995   Public Relations) and Treasurer,
57                                          Kaman Corporation (helicopters
                                            and aircraft components,
                                            industrial)

Paul J.       Director         Director     Special Advisor to Board of           14              Director -- Western
McDonald                       since 1995   Directors, Friendly Ice Cream                         Massachusetts
58                                          Corporation (family restaurants                       Electric Company
                                            and dairy products)

Marnie        Director         Director     Diocesan Consultant, Episcopal        11              --
Wagstaff                       since        Diocese of Connecticut; Visiting
Mueller                        2001         Professor of Health Economics,
64                                          Wesleyan University

Affiliated Directors and Fund Officers

Thomas C.     Director         Director     President, CIGNA Retirement &         14              Director of various
Jones                          since 1997   Investment Services; Chairman of                      subsidiaries of
55                                          the Board of Directors, TimesSquare                   CIGNA Corporation
                                            Capital Management, Inc.; President,
                                            CIGNA Individual Insurance

Richard H.    Chairman of      President    Managing Director, CIGNA              14              Director of various
Forde         the Board of     since 1998   Retirement & Investment Services,                     subsidiaries of
48            Directors,                    Inc. and TimesSquare Capital                          CIGNA Corporation
              President                     Management, Inc.

Alfred A.     Vice President   Officer      CIGNA Funds Treasurer; Assistant      14              --
Bingham III   and Treasurer    Since 1979   Vice President, TimesSquare
57                                          Capital Management, Inc.

Jeffrey S.    Vice President   Officer      Senior Counsel, CIGNA                 14              --
Winer         and Secretary    Since 1993   Corporation
44
----------------------------------------------------------------------------------------------------------------------

* All Directors and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc.                                             19


--------------------------------------------------------------------------------
CIGNA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------

[CIGNA LOGO]                                                  ------------------
                                                              PRESORTED STANDARD
                                                                 U.S. POSTAGE
CIGNA Investment Securities, Inc.                                   PAID
P.O. Box 13856                                                SO. HACKENSACK, NJ
Philadelphia, PA 19101                                           PERMIT 1074
                                                              ------------------









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